[EXHIBIT 99.3]

TROOP MEISINGER STEUBER & PASICH, LLP
LOUIS M. MEISINGER, State Bar No. 41481
KIRK A. PASICH, State Bar No. 94242
LINDA D. KORNFELD, State Bar No. 155765
10940 Wilshire Boulevard, Eighth Floor
Los Angeles, California 90024-3902
Telephone: (310) 824-7000

Attorneys for Defendants and Cross-complainants
CALIFON PRODUCTIONS, INC. and
JEOPARDY PRODUCTIONS, INC.



                SUPERIOR COURT OF THE STATE OF CALIFORNIA

                      FOR THE COUNTY OF LOS ANGELES




KING WORLD PRODUCTIONS, INC.,
                                                    CASE NO.: BC 168 059
                        Plaintiff,
                                                    CROSS-COMPLAINT FOR
                vs.                                 BREACH OF CONTRACT,
                                                    TERMINATION OF
CALIFON PRODUCTIONS, INC., JEOPARDY                 CONTRACT, AND
PRODUCTIONS, INC., and DOES 1                       REFORMATION
through 10, INCLUSIVE,

                        Defendants.
-----------------------------------

CALIFON PRODUCTIONS, INC., JEOPARDY
PRODUCTIONS, INC.,

                Cross-Complainants,

                vs.

KING WORLD PRODUCTIONS, INC., and
ROES 1 through 10,

                Cross-Defendants.
---------------------------------


          Defendants and cross-complainants Califon Productions, Inc. ("Califon") and Jeopardy Productions, Inc. ("Jeopardy") (collectively "cross-complainants") complain of cross-defendants and allege as follows:

                              THE PARTIES

          1. Califon is a New York corporation with its principal place of business in Los Angeles, California. Califon is authorized to transact and is transacting business in Los Angeles County.

          2. Jeopardy is a Delaware corporation with its principal place of business in Los Angeles, California. Jeopardy is authorized to transact and is transacting business in Los Angeles County.

          3. Cross-Complainants are informed and believe, and on that basis allege, that King World Productions, Inc. ("King World") is a Delaware corporation with its principal place of business in New Jersey. King World is authorized to transact and is transacting business in Los Angeles County.

          4. Cross-complainants are ignorant of the true names and capacities, whether individual, associate, partnership, corporate, or otherwise, of the cross-defendants fictitiously designated herein as Roes 1 through 10, and therefore sue those cross-defendants by these fictitious names. Cross- complainants will seek leave of court to amend this cross- complaint when the true names and capacities of these fictitously designated cross-defendants have been ascertained. Cross-complainants are informed and believe, and on that basis allege that cross-defendants Roes 1 through 10 are, and at all times relevant hereto, have been the principals, agents, employees, partners, co-venturers, alter egos or conspirators of King World, and of each other, and as a result thereof have an interest in the matters that are the subject matter of this Cross-Complaint.

                           FACTUAL BACKGROUND

          5. Cross-complainants have produced, or have had produced on their behalf, Jeopardy! and Wheel of Fortune, two television game shows, since the early 1980's. Jeopardy! is a game show hosted by Alex Trebek, in which three contestants in each episode vie to pose "questions" in response to "answers" displayed on a screen in certain categories. Wheel of Fortune is a game show hosted by Pat Sajak, with co-host Vanna White, in which contestants spin a wheel and attempt to guess words or phrases by filling in the blanks on the puzzle board. Both shows are among the most profitable and long-running shows on television. Both shows have been distributed by cross- defendant King World in first-run syndication--that is, for broadcast of original episodes by individual television stations or groups of television stations nationwide, rather than only on a particular network. Both shows are also "strip" shows, meaning that they are broadcast on at least five days per week. King World became the "exclusive" syndicator of both shows pursuant to agreements entered into with Califon in the early 1980's.

          6. In or about late November or early December 1982, representatives of King World and Califon began discussions about a possible agreement whereby King World would obtain the exclusive right to syndicate certain episodes of Wheel of Fortune. Califon and King World ultimately entered into an agreement as of December 15, 1982 (the "Wheel of Fortune Agreement"). A true and correct copy of the Wheel of Fortune Agreement and amendments thereto is attached hereto as Exhibit A.

          7. In or about November 1, 1983, King World and Califon entered into an agreement regarding syndication of certain episodes of the television game show Jeopardy! (the "Jeopardy Agreement"). A true and correct copy of the Jeopardy Agreement and amendments thereto is attached hereto as Exhibit B. Califon ultimately assigned its rights in and to this Agreement to Jeopardy. The Jeopardy Agreement contains substantially the same terms and provisions as those in the Wheel of Fortune Agreement.

          8. During the course of the negotiations for both the Wheel of Fortune Agreement, and the Jeopardy Agreement, and at the time that both agreements ultimately were entered, Califon understood and expected that while either of the agreements were in effect, King World would not compete with Califon with any other strip game show in first-run syndication, and specifically, would not place or maintain any other strip game show in the first-run syndication marketplace by, among other things, marketing, testing, promoting, licensing for distribution, or seeking others to license for distribution, or otherwise using its distribution experience, expertise, leverage, "know how," or contacts in placing or maintaining any other strip game show in the first-run syndication marketplace (these activities hereinafter are referred to as "Distribution Activities"). King World knew, or should have known, that Califon held this understanding and expectation. King World's agreement not to compete with Califon in these manners was a material deal point for Califon in entering into both the Wheel of Fortune Agreement and the Jeopardy Agreement. Without the parties' mutual understanding and agreement on this point, or at least Califon's reasonable belief that the parties mutually understood and agreed on this point, Califon never would have entered into either the Wheel of Fortune Agreement or the Jeopardy Agreement.

          9. Califon understood that King World's agreement not to compete with Califon with any other strip game show in first-run syndication ultimately was memorialized in paragraph 21 of both the Wheel of Fortune Agreement and the Jeopardy Agreement. Paragraph 21 reads, in relevant part, as follows:

               Owner [Califon] acknowledges that Distributor [King World] is engaged in the business of distributing television programs and that nothing herein contained shall be deemed to restrict or limit in any way Distributor's right to produce or distribute other television programs except that during the term Distributor shall not distribute any other strip game show for first fun syndication.

          10. The Wheel of Fortune Agreement and the Jeopardy Agreement also contain, in paragraph 8(a), an obligation by King World to "use its best efforts to distribute [Wheel of Fortune and Jeopardy!] so as to secure the maximum receipts therefrom." A covenant of good faith and fair dealing also is implied in the Wheel of Fortune Agreement and the Jeopardy Agreement. Pursuant to this covenant, King World is obligated, among other things, to act in good faith towards cross-complainants.

          11. At the time that Califon and King World entered into the Wheel of Fortune Agreement and the Jeopardy Agreement, King world was (and continues to be) in the business of distributing, among other things, television programs, including certain game shows. King World was not, at the time it entered into the Wheel of Fortune Agreement and the Jeopardy Agreement, engaged in any way in the business of producing or licensing others to produce any original television programming, and the parties to the agreements did not reasonably contemplate that King World ever would become involved in any such production activities, at least with respect to game shows. In fact, because of the broad nature and demands of its distribution obligations regarding Wheel of Fortune and Jeopardy!, King World could not have any involvement with production-related activities in connection with game shows for first-run syndication, without, performing at least some Distribution Activities. Indeed, under industry custom and practice, there is an inevitable connection between the Distribution Activities and ownership of the property together with production activities, such that as a "producer" and "owner" of games shows for first-run syndication, King World inevitably would be involved in distribution decisions regarding any such shows.

          12. King World has made hundreds of millions of dollars in profits, and essentially has built its entire business based upon its approximately 15-year relationship with cross- complainants and its right exclusively to syndicate Wheel of Fortune and Jeopardy!. In return, Califon has sought from the outset King World's continued adherence to certain limited conditions, one of which is King World's agreement not to engage in any sort of Distribution Activities in connection with any strip game show in first-run syndication. This adherence necessarily would include a prohibition against production and ownership activities, which by their nature would force King World also to engage, to some degree, in Distribution Activities, and thus, inevitably create an unresolvable conflict of interest for King World.

          13. King World recently has informed cross-complainants that it intends to produce or license others to produce "Hollywood Squares" and/or other shows, each of which is a strip game show owned by King World intended for first-run syndication, and also that it intends to license each show for first-run syndication. This would be in direct violation of material express and implied covenants in the Wheel of Fortune Agreement and the Jeopardy Agreement and of King World's agreement not to compete with cross-complainants. Notwithstanding these facts, cross-complainants are informed and believe, and on that basis allege, that even though cross- complainants told King World that its activities would be a material breach of the Wheel of Fortune Agreement and the Jeopardy Agreement, King World already has begun such activities.

          14. Cross-complainants are informed and believe, and on that basis allege that in further material violation of the Wheel of Fortune Agreement and the Jeopardy Agreement, King World has engaged, and continues to engage in Distribution Activities with regard to "Hollywood Squares" and/or other shows, each of which is a strip game show intended for first- run syndication.

                          FIRST CAUSE OF ACTION
        (Breach of Contract as to the Wheel of Fortune Agreement)

          15. Cross-complainants reallege and incorporate by this reference the allegations of paragraphs 1-14 hereof.

          16. King World is prohibited by paragraphs 8(a) and 21 of the Wheel of Fortune Agreement, and the implied covenant of good faith and fair dealing, from competing with cross- complainants with regard to strip game shows for first-run syndication, including by (1) producing or licensing others to produce any strip game show for first-run syndication, (2) distributing in first-run syndication, or granting any license of any other entity for the first-run syndication of, any strip game show, other than Wheel of Fortune and Jeopardy!, and (3) in any other manner engaging in any activities in placing or maintaining any strip game show, other than Wheel of Fortune and Jeopardy!, in first-run syndication.

          17. Cross-complainants are informed and believe, and on that basis allege, that King World, in material breach of its duties, has, among other things, engaged in the following wrongful conduct:

               a. Distributing a strip game show for first-run syndication, other than Wheel of Fortune or Jeopardy!, by engaging in licensing and pre-licensing activities regarding that game show with third parties;

               b. Distributing a strip game show for first-run syndication, other than Wheel of Fortune or Jeopardy!, by contacting other syndicators who themselves own, are part of, or have access to large television station groups, and offering to make the game show available to those syndicators, along with exhibition rights to Wheel of Fortune and Jeopardy!; and

               c. Violating its obligation to use its best efforts to distribute Wheel of Fortune and Jeopardy! so as to secure the maximum receipts therefrom, by producing or licensing others to produce and/or distributing or licensing others to distribute a competing strip game show for first-run syndication.

          18. As a direct and proximate result of King World's breaches as alleged above, cross-complainants have suffered, and will continue to suffer, damages in an amount according to proof, which cross-complainants are informed and believe, and on that basis allege, exceeds the minimum jurisdictional limit of this Court.

                         SECOND CAUSE OF ACTION
            (Breach of Contract as to the Jeopardy Agreement)

          19. Cross-complainants reallege and incorporate by this reference the allegations of paragraphs 1-14 and 16-18 hereof.

          20. King World is prohibited by paragraphs 8(a) and 21 of the Jeopardy Agreement, and the implied covenant of good faith and fair dealing, from competing with cross-complainants with regard to strip game shows for first-run syndication, including by (1) producing or licensing others to produce any strip game show for first run syndication, (2) distributing in first-run syndication, or granting any license to any other entity for the first-run syndication of, any strip game show, other than Wheel of Fortune and Jeopardy!, and (3) in any other manner engaging in any activities in placing or maintaining any strip game show, other than Wheel of Fortune and Jeopardy!, in first-run syndication.

          21. Cross-complainants are informed and believe, and on the basis allege, that King World, in material breach of its duties, has among, other things, engaged in the following wrongful conduct:

               a. Distributing a strip game show for first-run syndication, other than Wheel of Fortune or Jeopardy!, by engaging in licensing and pre-licensing activities regarding that game show with third parties;

               b. Distributing a strip game show for first-run syndication, other than Wheel of Fortune or Jeopardy!, by contacting other syndicators who themselves own, are part of, or have access to large television station groups, and offering to make the game show available to those syndicators, along with exhibition rights to Wheel of Fortune and Jeopardy!; and

               c. Violating its obligation to use its best efforts to distribute Wheel of Fortune and Jeopardy! so as to secure the maximum receipts therefrom, by producing or licensing others to produce and/or distributing or licensing others to distribute a competing strip game show for first-run syndication.

          22. As a direct and proximate result of King World's breaches as alleged above, cross-complainants have suffered, and will continue to suffer, damages in an amount according to proof, which cross-complainants are informed and believe, and on that basis allege, exceeds the minimum jurisdictional limit of this Court.


                          THIRD CAUSE OF ACTION
             (Termination of the Wheel of Fortune Agreement)

          23. Cross-complainants reallege and incorporate by this reference the allegations of paragraphs 1-14, 16-18, and 20-22 hereof.

          24. King World materially has breached its obligations under the Wheel of Fortune Agreement, by engaging in the following wrongful conduct:

               a. Distributing a strip game show for first-run syndication, other than Wheel of Fortune or Jeopardy!, by engaging in licensing and pre-licensing activities regarding that game show with third parties;

               b. Distributing a strip game show for first-run syndication, other than Wheel of Fortune or Jeopardy!, by contacting other syndicators who themselves own, are part of, or have access to large television station groups, and offering to make the game show available to those syndicators along with exhibition rights to Wheel of Fortune and Jeopardy!; and

               c. Violating its obligation to use its best efforts to distribute Wheel of Fortune and Jeopardy! so as to secure the maximum receipts therefrom, by producing or licensing others to produce and/or distributing or licensing others to distribute a competing strip game show for first-run syndication.

By operation of law, Califon thus is entitled to, and hereby does, elect to cancel and terminate the Wheel of Fortune
Agreement. Therefore, cross-complainants are excused from any future performance thereunder.


                         FOURTH CAUSE OF ACTION
                 (Termination of the Jeopardy Agreement)

          25. Cross-complainants reallege and incorporate by this reference the allegations of paragraphs 1-14, 16-18, 20-22, and 24 hereof.

          26. King World materially has breached its obligations under the Jeopardy Agreement, by engaging in the following wrongful conduct:

               a. Distributing a strip game show for first-run syndication, other than Wheel of Fortune and Jeopardy!, by engaging in licensing and pre-licensing activities regarding that game show with third parties;

               b. Distributing a strip game show for first-run syndication, other than Wheel of Fortune or Jeopardy!, by contacting other syndicators who themselves own, are part of, or have access to large television station groups, and offering to make the game show available to those syndicators, along with exhibition rights to Wheel of Fortune and Jeopardy!; and

               c. Violating its obligation to use its best efforts to distribute Wheel of Fortune and Jeopardy!, so as to secure the maximum receipts therefrom, by producing or licensing others to produce and/or distributing or licensing others to distribute a competing strip game show for first-run syndication. By operation of law, Califon thus is entitled to, and hereby does, elect to cancel and terminate the Jeopardy Agreement. Therefore, cross-complainants are excused from any future performance thereunder.

                          FIFTH CAUSE OF ACTION
           (Reformation as to the Wheel of Fortune Agreement)

          27. Cross-complainants reallege and incorporate by reference herein each allegation contained in paragraphs 1-14, 16-18, 20-22, 24, and 26 hereof.

          28. When entering into the Wheel of Fortune Agreement, the parties mutually understood and agreed, or Califon reasonably believed that the parties mutually understood and agreed, and King World knew that Califon held such a reasonable belief, that pursuant to the Wheel of Fortune Agreement, King World would be prohibited from competing with cross-complainants with regard to strip game shows for first- run syndication, including by (1) producing or licensing others to produce any strip game show for first run syndication, (2) distributing in first-run syndication, or granting any license to any other entity for the first-run syndication of, any strip game show, other than Wheel of Fortune and Jeopardy!, and (3) in any other manner engaging in any activities in placing or maintaining any strip game show, other than Wheel of Fortune and Jeopardy!, in first syndication. If the Wheel of Fortune Agreement does not, in fact, prohibit King World from engaging in any such competitive activities, then cross-complainants are entitled to, and seek, reformation of the Wheel of Fortune Agreement to provide that King World may not engage in any of these activities with regard to strip game shows for first-run syndication. To the extent that reformation may be necessary, cross-complainants request reformation on the grounds of mutual mistake and/or unilateral mistake.

          29. Cross-complainants are informed and believe, and on that basis allege, that to the extent the Wheel of Fortune Agreement grants King World the right to compete with cross- compalinants with regard to strip game shows for first-run syndication, including by (1) producing or licensing others to produce any strip game show for first-run syndication, (2) distributing in first-run syndication or granting any license to any other entity for the first-run syndication of any strip game show, other than Wheel of Fortune and Jeopardy!, and (3) in any other manner engaging in any activities in placing or maintaining any strip game show in first-run syndication other than Wheel of Fortune and Jeopardy!, then any such right to compete resulted from a mutual mistake of the parties, or from a unilateral mistake by cross-complainants.

          30. Cross-complainants have no plain, speedy or adequate remedy at law.

          31. Cross-complainants and King World are presumed to have intended to make an equitable agreement. If the Wheel of Fortune Agreement does not prohibit King World from competing with cross-complainants with regard to strip game shows for first-run syndication, then the Wheel of Fortune Agreement is inequitable, entitling cross-complainants to reformation as alleged herein.

                          SIXTH CAUSE OF ACTION
               (Reformation as to the Jeopardy Agreement)

          32. Cross-complainants reallege and incorporate by reference herein each allegation contained in paragraphs 1-14, 16-18, 20-22, 24, 26, and 28-31 hereof.

          33. When entering into the Jeopardy Agreement, the parties mutually understood and agreed, or Califon reasonably believed that the parties mutually understood and agreed, and King World knew that Califon held such a reasonable belief, that pursuant to the Jeopardy Agreement, King World would be prohibited from competing with cross-complainants with regard to strip game shows for first-run syndication, including by
(1) producing or licensing others to produce any strip game show for first run syndication, (2) distributing in first-run syndication, or granting any license to any other entity for the first-run syndication of, any strip game show, other than Wheel of Fortune and Jeopardy!, and
(3) in any other manner engaging in any activities in placing or maintaining any strip game show, other than Wheel of Fortune and Jeopardy!, in first-run syndication. If the Jeopardy Agreement does not, in fact, prohibit King World from engaging in any such competitive activities, then cross-complainants are entitled to, and seek, reformation of the Jeopardy Agreement to provide that King World may not engage in any of these activities with regard to strip game shows for first-run syndication. To the extent that reformation may be necessary, cross-complainants request reformation on the grounds of mutual mistake and/or unilateral mistake.

          34. Cross-complainants are informed and believe, and on that basis allege, that to the extent the Jeopardy Agreement grants King World the right to compete with cross-complainants with regard to strip game shows for first-run syndication, including by (1) producing or licensing others to produce any strip game show for first-run syndication, (2) distributing in first-run syndication or granting any license to any other entity for the first-run syndication of any strip game show, other than Wheel of Fortune and Jeopardy!, and (3) in any other manner engaging in any activities in placing or maintaining any strip game show in first-run syndication other than Wheel of Fortune and Jeopardy!, then any such right to compete resulted from a mutual mistake of the parties, or from a unilateral mistake by cross-complainants.

          35. Cross-complainants have plain, speedy or adequate remedy at law.

          36. Cross-complainants and King World are presumed to have intended to make an equitable agreement. If the Jeopardy Agreement does not prohibit King World from competing with cross-complainants with regard to strip game shows for first- run syndication, then the Jeopardy Agreement is inequitable, entitling cross-complainants to reformation as alleged herein.

                                 PRAYER

          WHEREFORE, cross-complainants pray for judgment as follows:

          1. On the first and second causes of action, for damages according to proof at the time trial;

          2. On the third cause of action, for cancellation and termination of the Wheel of Fortune Agreement;

          3. On the fourth cause of action, for cancellation and termination of the Jeopardy Agreement;

          4. On the fifth and sixth causes of action, for reformation of the Wheel of Fortune Agreement and the Jeopardy Agreement, to reflect the true intent of the parties that King World would not compete with cross-complainants with regard to strip game shows for first-run syndication including by (1) producing or licensing others to produce any strip game show for first run syndication, (2) distributing in first-run syndication, or granting any license to any other entity for the first-run syndication of, any strip game show, other than Wheel of Fortune and Jeopardy!, and (3) in any other manner engaging in any activities in placing or maintaining any strip game show, other than Wheel of Fortune and Jeopardy!, in first-run syndication; and

          5. On all causes of action, for:

               a.     their costs of suit incurred herein;

               b.     interest; and

               c. such other, further, and different relief as may be deemed just and proper.

DATED:  May 8, 1997


                                             TROOP MEISINGER STEUBER &
                                             PASICH, LLP


                                             By

                                               --------------------------
                                               Linda D. Kornfeld
                                               Attorneys for Defendants and
                                               Cross-Complainants
                                               CALIFON PRODUCTIONS, INC. and
                                               JEOPARDY PRODUCTIONS, INC.

                        PROOF OF PERSONAL SERVICE
                         (1013a, 2015.5 C.C.P.)

STATE OF CALIFORNIA             )
                                ) ss.
COUNTY OF LOS ANGELES           )


          I am employed in the County of Los Angeles, State of California. I am over the age of eighteen and not a party to the within action; my business address is: Courier Connection, 1762 Westwood
Boulevard, Suite 400, Los Angeles, CA 90024.

          On May 8, 1997, I served the foregoing documents described as CROSS-COMPLAINT FOR BREACH OF CONTRACT, TERMINATION OF CONTRACT, AND REFORMATION on the parties listed below in this action by placing ___ the original X a true copy thereof enclosed in sealed envelopes and served on counsel addressed as follows:


Arthur N. Greenberg, Esq.
Michael A. Greene, Esq.
GREENBERG GLUSKER FIELDS
  CLAMAN & MACHTINGER, LLP
1900 Avenue of the Stars, #2100
Los Angeles, CA 90067-4590

          Executed on May 8, 1997, at Los Angeles, California.

          I declare under penalty of perjury under the laws of the State of California that the above is true and correct.



---------------------------                    -------------------------
        [Print Name]                                 [Signature]

                   PROOF OF SERVICE BY FEDERAL EXPRESS

STATE OF CALIFORNIA                 )
                                    ) ss.
COUNTY OF LOS ANGELES               )


          I am employed in the County of Los Angeles, State of California. I am over the age of eighteen and not a party to the within action; my business address is: TROOP MEISINGER STEUBER & PASICH, LLP, 10940 Wilshire Boulevard, Suite 800, Los Angeles, California 90024.

          On May 8, 1997, I served the foregoing document described as CROSS-COMPLAINT FOR BREACH OF CONTRACT, TERMINATION OF CONTRACT, AND REFORMATION on the parties in this action by placing a true copy thereof enclosed in sealed envelopes addressed to counsel for all parties at the addresses listed below and depositing same with Federal Express:


Robert S. Rifkind, Esq.
David J. Stone, Esq.
CRAVATH, SWAINE & MOORE
Worldwide Plaza
825 Eighth Avenue
New York, New York 10019-7475

          Executed on May 8, 1997, at Los Angeles, California.

          I declare under penalty of perjury under the laws of the State of California that the above is true and correct.




        P. BERARDI                                 /s/ P. BERARDI
---------------------------                   -------------------------
       [Print Name]                                 [Signature]